[photo of mountains]
                                                  Annual Report October 31, 2000


Oppenheimer
Quest Capital Value Fund, Inc.


                                                  [logo] OppenheimerFunds(R)
                                                         The Right Way to Invest

REPORT HIGHLIGHTS

Investors appear to have a renewed appreciation for solid fundamentals and realistic expectations.
We continued to employ our longstanding value discipline, analyzing stocks one company at a time.
A more-defensive posture emphasizing mid-sized companies worked to the Fund's benefit.


     CONTENTS

 1   President's Letter

 3   An Interview
     with Your Fund's
     Manager

 7   Fund Performance

11   Financial
     Statements

26   Independent
     Auditors' Report

27   Federal
     Income Tax
     Information

28   Officers and
     Directors


Average Annual
Total Returns*

For the 1-Year Period
Ended 10/31/00

Class A
Without       With
Sales Chg.    Sales Chg.
------------------------
20.63%        13.69%

Class B
Without       With
Sales Chg.    Sales Chg.
------------------------
20.02%        15.07%

Class C
Without       With
Sales Chg.    Sales Chg.
------------------------
20.05%        19.05%


*See Notes on page 10 for further details.

PRESIDENT'S LETTER


[photo]
Bridget A. Macaskill
President
Oppenheimer
Quest Capital
Value Fund, Inc.


Dear Shareholder,

Over the past several decades, our investment teams have learned the importance of avoiding complacency when it comes to navigating the financial markets-- especially when times are good. Right now, times appear particularly good. The U.S. economy is in its tenth year of expansion. In the bond market, U.S. Treasury issues have been performing favorably over the past year. In addition, despite volatility in the second quarter, the stock market has been providing attractive returns from a wide spectrum of industry sectors, capitalization ranges and investment styles.
   We have arrived at this juncture after months of monitoring the rapid pace of global economic growth and its implications for inflation, as well as the Federal Reserve Board's evolving monetary policy. At this point, economic indicators suggest a dampening of short-term inflationary pressures. While recent increases in oil prices are certainly taking their toll, we don't believe this signals a return to 1970's-style inflation. Accordingly, if the Fed continues in its diligence, the economy could maintain its healthy rate of growth.
   In the bond market, the achievement of a federal budget surplus has prompted the Treasury to buy back many of its long-term securities. The resulting supply shortage boosted these securities' returns, causing an inversion of the yield curve--an unusual situation in which shorter term Treasuries yield more than their longer term counterparts. Other bond sectors are offering many opportunities in the form of attractive valuations.
   Perhaps most important is that we have begun to see encouraging signs in the stock market. Formerly high-flying Internet stocks have generally come down to earth, and investors have begun to refocus on companies with strong business fundamentals and justifiable valuations. Investors have also returned to long-neglected, value-oriented companies.


1 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

PRESIDENT'S LETTER


   What else do these various trends tell us? They tell us that the ability to discriminate between long-term potential and short-lived fads has become more critical than ever. Trying to generate good long-term performance requires tracking the best companies through intensive research, combined with hard-earned experience.
   At OppenheimerFunds, our seasoned portfolio management teams fight complacency by remaining constantly aware of the risks that face the economy and financial markets. Virtually anything could affect the overall markets--a surge in inflation, a decline in productivity, deteriorating corporate earnings, or even the new Administration's proposals regarding tax reform, healthcare and Social Security. However, by remaining vigilant in our quest for fundamentally sound businesses, we believe we can find good investments that can weather market volatility.
   In this environment, we encourage you to consult your financial advisor and to stay on track with your long-term financial plan. For our part, we will continue to monitor the opportunities and risks ever present in the financial markets. Thank you for your confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,
/s/ Bridget A. Macaskill
Bridget A. Macaskill
November 21, 2000


These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of the securities markets or any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow. Stocks and bonds have different types of investment risks; stocks are subject to market volatility and bonds are subject to credit and interest rate risks.


2 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

AN INTERVIEW WITH YOUR FUND'S MANAGER

Q How did Oppenheimer Quest Capital Value Fund, Inc. perform during the 12 months that ended October 31, 2000?
A. In what has been characterized as a particularly volatile investment environment, we are very pleased with the Fund's performance for the fiscal year. Our strong results reflected a late-period resurgence in value stocks, as investors sought more-reasonably priced alternatives to overheated technology and telecommunications issues. We were especially encouraged by the change in investor sentiment toward the end of the period as investors appeared to show a renewed appreciation for solid fundamentals and realistic expectations. The Fund achieved strong growth; Class A shares generated a 20.63% average annual total return, without sales charge, for the period that ended October 31, 2000. In addition, the Fund outperformed its benchmark for the same one-year time period; the S&P 500 Index produced a 6.09% return.(1)

Why did investor sentiment change?
Essentially, investors became more selectively focused on attractive individual companies within the broader universe of stocks. Earlier in the fiscal year, this was not the case. In our view, the market had become so captivated by a narrow group of richly priced "new economy" stocks that it lost sight of what was generally considered reasonable valuation. When inflation concerns reemerged in mid-March, a sign that the Federal Reserve Board would likely continue its standing policy of raising interest rates to slow economic growth, investors balked at the seemingly exorbitant prices they were paying for these high-growth stocks--many without visible earnings or even the prospect of earnings. This resulted in widespread selling, as investors seized the opportunity to lock in their gains. Although a rebound soon followed, technology stocks experienced a similar fate in July and again in September.


1. The Standard & Poor's (S&P) 500 Index is a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market.


3 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

AN INTERVIEW WITH YOUR FUND'S MANAGER

   Meanwhile, reports of a slowing economy, commonly referred to as the soft landing, signaled that inflation might be under control--and that additional rate hikes might be unnecessary. Nevertheless, this good news was tempered by skyrocketing oil prices, Mideast tensions and a series of corporate profit warnings that rattled the markets towards the end of the reporting period. In light of the ongoing volatility, investors understandably became more cautious. As a result, many benefited from selective exposure to more-traditional sectors, such as financial services and energy.

How was the Fund managed in this volatile environment?
As always, we continued to employ our longstanding value discipline, meaning we analyze stocks one company at a time. However, rather than look for stocks that are cheap or undervalued relative to the market, we look for businesses that are selling for less than their fair market value--in other words, the price a prudent buyer would pay for the entire business. Furthermore, we typically emphasize growing companies with strong, shareholder-oriented management teams that build value through share buybacks, strategic acquisitions or corporate restructuring.
   Although Oppenheimer Quest Capital Value Fund, Inc. has a portfolio with a limited number of stocks, we took several steps beginning in January to position it more defensively, all of which worked to the Fund's benefit. First, we significantly reduced our technology exposure after some of our successful large-cap telecommunications holdings began to show signs of fundamental weakness. Then, we redeployed those assets in stocks of medium-sized companies, an area we believed offered an overlooked combination of considerable appreciation potential and attractive valuations. Finally, we increased the number of holdings from 21 to 39, to achieve what we believe is a better balance across a wider range of industries and businesses.


[callout]
"Our strong results reflected a resurgence in value stocks, as investors sought more-reasonably priced alternatives to overvalued technology issues."


4 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

Which stocks contributed most to the Fund's performance?
With market leadership rotating away from the technology sector, financial services stocks generally provided the strongest returns for the period. Reinsurers Ace Ltd. and XL Capital Ltd. both benefited from ongoing signs of an upturn in property-and-casualty insurance. Full-service mortgage lender Countrywide Credit Industries, Inc. continued to broaden its market through effective use of new technologies, amid recurring speculation that it would soon be acquired and Canadian Pacific, Ltd. experienced solid returns from its energy division. In contrast, disappointments included media companies Clear Channel Communications, Inc. and Emmis Communications Corp., which struggled on concerns that radio advertising revenues were decelerating.

Why did the Fund pay such a high capital gain during the period?
Because we took profits in a number of telecommunications holdings earlier in the year, as previously mentioned, the Fund incurred substantial capital gains. Typically, we try to offset a portion of these gains by selling other stocks at a loss, either because they declined in value or failed to meet our expectations. Given the Fund's strong performance, these were few and far between. While we always keep an eye on the shareholder's best interest, including tax considerations, our primary focus is to deliver solid long-term performance. Thus, we did not want to sell stocks to offset capital gains if we believed their sale would compromise that commitment.


Average Annual
Total Returns

For the Periods Ended 9/30/00(2)

Class A
1-Year  5-Year 10-Year
------------------------
16.29%  11.61% 16.73%

Class B        Since
1-Year  5-Year Inception
------------------------
17.72%  N/A    12.72%

Class C        Since
1-Year  5-Year Inception
------------------------
21.71%  N/A    13.23%


2. See notes on page 10 for further details.


5 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

What is your outlook for the future?
By and large, we are more optimistic than we were at the half-year period last April. There finally appears to be a broadening of the market, as investors are once again willing to acknowledge opportunities outside of the technology spectrum. Even so, the days of rising tides lifting all boats are likely over. Because of this, we will continue to seek out compelling value on a company-by-company basis; in addition, we anticipate that a number of opportunities will emerge among fundamentally sound businesses in what are traditionally considered growth areas. Taking a high-quality yet flexible approach to value investing is just one of many reasons why Oppenheimer Quest Capital Value Fund, Inc. is an important part of The Right Way to Invest.


Sector Allocation(3)

[pie chart]
Financial      28.1%
  Diversified
  Financial    15.0
  Insurance    13.1
Technology     15.8
Consumer
Staples        15.6
Capital Goods  11.3
Consumer
Cyclicals       8.7
Media           6.7
Transportation  6.6
Energy          2.5
Basic Materials 2.4
Communication
Services        1.4
Healthcare      0.9


Top Ten Common Stock Holdings(4)
-----------------------------------------------------------
Freddie Mac                                            5.8%
-----------------------------------------------------------
Parker-Hannifin Corp.                                  5.7
-----------------------------------------------------------
Clear Channel Communications, Inc.                     5.3
-----------------------------------------------------------
XL Capital Ltd., CI. A                                 4.9
-----------------------------------------------------------
WPP Group plc, Sponsored ADR                           4.9
-----------------------------------------------------------
ACE Ltd.                                               4.9
-----------------------------------------------------------
Countrywide Credit Industries, Inc.                    4.9
-----------------------------------------------------------
Canadian Pacific Ltd.                                  4.6
-----------------------------------------------------------
McDonald's Corp.                                       4.1
-----------------------------------------------------------
APW Ltd.                                               3.9


Top Five Common Stock Industries(4)
-----------------------------------------------------------
Diversified Financial                                 14.1%
-----------------------------------------------------------
Insurance                                             12.3
-----------------------------------------------------------
Electronics                                           12.2
-----------------------------------------------------------
Manufacturing                                         10.6
-----------------------------------------------------------
Broadcasting                                           9.3


3. Portfolio is subject to change. Percentages are as of October 31, 2000, and are based on total market value of common stock.
4. Portfolio is subject to change. Percentages are as of October 31, 2000, and are based on net assets.


6 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

FUND PERFORMANCE

How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc. of the Fund's performance during its fiscal year ended October 31, 2000, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.
Management's discussion of performance. During the fiscal year that ended October 31, 2000, Oppenheimer Quest Capital Value Fund, Inc. outperformed the broader U.S. market, as measured by the Standard & Poor's (S&P) 500 Index. Over the course of the 12-month period, inflation concerns, rising oil prices and numerous corporate profit warnings contributed to a highly volatile market. As investors grew more cautious, market sentiment appeared to broaden beyond the narrow group of high-flying, richly valued technology stocks that outperformed in 1999 and early 2000. In their place, investors increasingly gravitated toward fundamentally sound, reasonably valued companies in more traditional industries. Against this backdrop, the Manager emphasized mid-sized companies with solid growth rates and shareholder-oriented managements--businesses we believed had been overlooked and undervalued by the market at large. Such companies proved resilient in the face of market declines, while still offering significant appreciation potential. The Fund's portfolio holdings, allocations and strategies are subject to change.
Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 2000. In the case of Class A shares (formerly Capital Shares) performance is measured over a 10-year period, and in the case of Class B and Class C, performance is measured from inception of those classes on March 3, 1997. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.
   The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.


7 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

FUND PERFORMANCE


Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[mountain chart]

          Oppenheimer Quest Capital Value Fund, Inc. (Class A)        S&P 500 Index
12/31/90   9425                                                       10000
03/31/91  11187                                                       11450
06/30/91  10959                                                       11423
09/30/91  11795                                                       12032
12/31/91  13079                                                       13040
03/31/92  13941                                                       12711
06/30/92  14654                                                       12952
09/30/92  15697                                                       13361
12/31/92  16333                                                       14032
03/31/93  17172                                                       14644
06/30/93  17409                                                       14715
09/30/93  17467                                                       15094
12/31/93  17528                                                       15443
03/31/94  17183                                                       14859
06/30/94  17397                                                       14921
09/30/94  17679                                                       15649
12/31/94  16984                                                       15646
03/31/95  19013                                                       17168
06/30/95  21099                                                       18804
09/30/95  23186                                                       20298
12/31/95  22793                                                       21519
03/31/96  24868                                                       22674
06/30/96  26081                                                       23690
09/30/96  25186                                                       24422
10/31/96  26213                                                       25096
01/31/97  26621                                                       28108
04/30/97  25135                                                       28787
07/31/97  29080                                                       34444
10/31/97  30025                                                       33151
01/31/98  30517                                                       35669
04/30/98  34786                                                       40609
07/31/98  34669                                                       41093
10/31/98  34012                                                       40448
01/31/99  37999                                                       47266
04/30/99  38569                                                       49473
07/31/99  36706                                                       49395
10/31/99  36892                                                       50828
01/31/00  36620                                                       52153
04/30/00  40826                                                       54480
07/31/00  41567                                                       53823
10/31/00  44503                                                       53918

Average Annual Total Return of Class A Shares of the Fund at 10/31/00(2) 1-Year 13.69% 5-Year 13.72% 10-Year 17.83%


Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[mountain chart]

          Oppenheimer Quest Capital Value Fund, Inc. (Class B)        S&P 500 Index
03/03/97  10000                                                       10000
04/30/97   9387                                                       10162
07/31/97  10842                                                       12158
10/31/97  11180                                                       11702
01/31/98  11344                                                       12591
04/30/98  12911                                                       14335
07/31/98  12844                                                       14506
10/31/98  12582                                                       14278
01/31/99  14034                                                       16685
04/30/99  14223                                                       17464
07/31/99  13517                                                       17436
10/31/99  13566                                                       17942
01/31/00  13455                                                       18410
04/30/00  14976                                                       19231
07/31/00  15229                                                       19000
10/31/00  16017                                                       19033

Average Annual Total Return of Class B Shares of the Fund at 10/31/00(2) 1-Year 15.07% Life 13.73%


1. The Fund changed its fiscal year-end from 12/31 to 10/31.
2. See page 10 for further details.


8 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[mountain chart]

          Oppenheimer Quest Capital Value Fund, Inc. (Class C)        S&P 500 Index
03/03/97  10000                                                       10000
04/30/97   9390                                                       10162
07/31/97  10845                                                       12158
10/31/97  11182                                                       11702
01/31/98  11346                                                       12591
04/30/98  12912                                                       14335
07/31/98  12845                                                       14506
10/31/98  12579                                                       14278
01/31/99  14030                                                       16685
04/30/99  14218                                                       17464
07/31/99  13513                                                       17436
10/31/99  13562                                                       17942
01/31/00  13451                                                       18410
04/30/00  14975                                                       19231
07/31/00  15223                                                       19000
10/31/00  16281                                                       19033

Average Annual Total Return of Class C Shares of the Fund at 10/31/00(2) 1-Year 19.05% Life 14.24%


The performance information for S&P 500 Index in the graphs begins on 12/31/90 for Class A and 2/28/97 for both Class B and Class C.

Past performance is not predictive of future performance. Graphs are not drawn to the same scale.


9 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

NOTES

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The Fund's returns at 10/31/00 include results for periods of exceptional market performance that is not typical of historical results. You should not expect those growth rates to continue. Because of ongoing market volatility, the Fund's performance has been subject to substantial short-term fluctuations and current performance may be less than the results shown. For quarterly updates on the Fund's performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

The Fund's investment advisor is OppenheimerFunds, Inc., and its Sub-Advisor is OpCap Advisors (the Fund's advisor until 2/28/97). The Fund commenced operations on 2/13/87 as a closed-end investment company, formerly named Quest for Value Dual Purpose Fund, Inc., with a dual purpose structure and two classes of shares, Income shares and Capital shares. Under the prior dual purpose structure, Capital shares were entitled to all gains and losses on all Fund assets and no expenses were allocated to such shares; the Income shares bore all of the Fund's operating expenses. On 1/31/97, the Fund redeemed its Income shares, which are no longer outstanding, and its dual purpose structure terminated. On 3/3/97, the Fund converted from a closed-end fund to an open-end fund, and its outstanding Capital shares were designated as Class A shares now bearing their allocable share of the Fund's expenses.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A shares of the Fund were first publicly offered on 2/13/87. Unless otherwise noted, Class A shares total returns reflect the historical performance of the Class A shares of the Fund (formerly Capital shares) as adjusted for the fees and expenses of Class A shares in effect as of 3/3/97 (without giving effect to any fee waivers). Average annual total returns for Class A shares includes the current 5.75% maximum initial sales charge. Class A shares are subject to an annual 0.20% asset-based sales charge. There is a voluntary waiver of a portion of the Class A asset-based sales charge as described in the Prospectus.

Class B shares of the Fund were first publicly offered on 3/3/97. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (inception). Class B shares are subject to a maximum annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 3/3/97. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


10 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

STATEMENT OF INVESTMENTS  October 31, 2000

                                                                      Market Value
                                                             Shares     See Note 1
==================================================================================
 Common Stocks--93.8%
----------------------------------------------------------------------------------
 Basic Materials--2.2%
----------------------------------------------------------------------------------
 Chemicals--2.2%
 Cambrex Corp.                                               54,000    $ 2,156,625
----------------------------------------------------------------------------------
 Du Pont (E.I.) de Nemours & Co.                             52,000      2,359,500
                                                                       -----------
                                                                         4,516,125
----------------------------------------------------------------------------------
 Capital Goods--10.6%
----------------------------------------------------------------------------------
 Manufacturing--10.6%
 Actuant Corp., Cl. A                                       313,000      1,134,625
----------------------------------------------------------------------------------
 Avery-Dennison Corp.                                        67,000      3,383,500
----------------------------------------------------------------------------------
 Parker-Hannifin Corp.                                      274,600     11,361,575
----------------------------------------------------------------------------------
 Roper Industries, Inc.                                     105,000      3,675,000
----------------------------------------------------------------------------------
 Textron, Inc.                                               32,000      1,614,000
                                                                       -----------
                                                                        21,168,700
----------------------------------------------------------------------------------
 Communication Services--1.3%
----------------------------------------------------------------------------------
 Telecommunications: Long Distance--1.3%
 WorldCom, Inc.(1)                                          114,000      2,707,500
----------------------------------------------------------------------------------
 Consumer Cyclicals--8.2%
----------------------------------------------------------------------------------
 Leisure & Entertainment--2.3%
 Mattel, Inc.                                               360,000      4,657,500
----------------------------------------------------------------------------------
 Media--4.9%
 WPP Group plc, Sponsored ADR                               146,530      9,799,194
----------------------------------------------------------------------------------
 Retail: Specialty--1.0%
 Sherwin-Williams Co.                                        90,000      1,951,875
----------------------------------------------------------------------------------
 Consumer Staples--14.6%
----------------------------------------------------------------------------------
 Broadcasting--9.3%
 AT&T Corp./Liberty Media Corp., Cl. A(1)                    96,000      1,728,000
----------------------------------------------------------------------------------
 Clear Channel Communications, Inc.(1)                      175,414     10,535,803
----------------------------------------------------------------------------------
 Emmis Communications Corp., Cl. A(1)                       240,200      6,425,350
                                                                       -----------
                                                                        18,689,153
----------------------------------------------------------------------------------
 Entertainment--4.1%
 McDonald's Corp.                                           268,000      8,308,000
----------------------------------------------------------------------------------
 Food & Drug Retailers--1.2%
 Kroger Co.(1)                                              104,000      2,346,500
----------------------------------------------------------------------------------
 Energy--2.3%
----------------------------------------------------------------------------------
 Energy Services--2.3%
 Anadarko Petroleum Corp.                                    72,000      4,611,600


11 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.


STATEMENT OF INVESTMENTS  Continued

                                                                      Market Value
                                                             Shares     See Note 1
----------------------------------------------------------------------------------
 Financial--26.4%
----------------------------------------------------------------------------------
 Diversified Financial--14.1%
 Countrywide Credit Industries, Inc.                        261,000   $  9,771,187
----------------------------------------------------------------------------------
 Freddie Mac                                                195,000     11,700,000
----------------------------------------------------------------------------------
 Household International, Inc.                              134,000      6,741,875
                                                                      ------------
                                                                        28,213,062
----------------------------------------------------------------------------------
 Insurance--12.3%
 ACE Ltd.                                                   249,000      9,773,250
----------------------------------------------------------------------------------
 American General Corp.                                      28,000      2,254,000
----------------------------------------------------------------------------------
 John Hancock Financial Services, Inc.(1)                    87,000      2,751,375
----------------------------------------------------------------------------------
 XL Capital Ltd., Cl. A                                     127,800      9,824,625
                                                                      ------------
                                                                        24,603,250
----------------------------------------------------------------------------------
 Healthcare--0.9%
----------------------------------------------------------------------------------
 Healthcare/Supplies & Services--0.9%
 Sybron Corp. of Delaware(1)                                 72,000      1,782,000
----------------------------------------------------------------------------------
 Media--6.3%
----------------------------------------------------------------------------------
 Diversified Media--6.3%
 Lamar Advertising Co., Cl. A(1)                            157,000      7,536,000
----------------------------------------------------------------------------------
 Omnicom Group, Inc.                                         55,000      5,073,750
                                                                      ------------
                                                                        12,609,750
----------------------------------------------------------------------------------
 Technology--14.8%
----------------------------------------------------------------------------------
 Computer Hardware--1.2%
 Agilent Technologies, Inc.(1)                               51,000      2,361,937
----------------------------------------------------------------------------------
 Computer Software--1.4%
 Sabre Holdings Corp.                                        85,000      2,842,188
----------------------------------------------------------------------------------
 Electronics--12.2%
 APW Ltd.(1)                                                171,000      7,898,063
----------------------------------------------------------------------------------
 Arrow Electronics, Inc.(1)                                 184,000      5,888,000
----------------------------------------------------------------------------------
 AVX Corp.                                                  108,000      3,091,500
----------------------------------------------------------------------------------
 Molex, Inc., Cl. A                                          44,500      1,749,406
----------------------------------------------------------------------------------
 Solectron Corp.(1)                                          86,000      3,784,000
----------------------------------------------------------------------------------
 Viasystems Group, Inc.(1)                                  143,000      2,028,813
                                                                      ------------
                                                                        24,439,782
----------------------------------------------------------------------------------
 Transportation--6.2%
----------------------------------------------------------------------------------
 Air Transportation--1.6%
 Continental Airlines, Inc., Cl. B(1)                        62,000      3,255,000
----------------------------------------------------------------------------------
 Railroads & Truckers--4.6%
 Canadian Pacific Ltd.                                      314,000      9,164,875
                                                                      ------------
 Total Common Stocks (Cost $149,946,126)                               188,027,991


12 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.


                                                        Principal     Market Value
                                                           Amount       See Note 1
==================================================================================
 Short-Term Notes--6.6%

 Federal Home Loan Bank, 6.45%, 11/1/00                $7,209,000     $  7,209,000
----------------------------------------------------------------------------------
 Ford Motor Credit Co., 6.49%, 11/14/00                 6,000,000        5,985,938
                                                                      ------------
 Total Short-Term Notes (Cost $13,194,938)                              13,194,938
----------------------------------------------------------------------------------
 Total Investments, at Value (Cost $163,141,064)            100.4%     201,222,929
----------------------------------------------------------------------------------
 Liabilities in Excess of Other Assets                       (0.4)        (864,296)
                                                       ---------------------------
 Net Assets                                                 100.0%    $200,358,633
                                                       ===========================


Footnote to Statement of Investments

1. Non-income-producing security.

See accompanying Notes to Financial Statements.


13 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES  October 31, 2000

==================================================================================
 Assets

 Investments, at value (cost $163,141,064)--
 see accompanying statement                                           $201,222,929
----------------------------------------------------------------------------------
 Cash                                                                       24,660
----------------------------------------------------------------------------------
 Receivables and other assets:
 Shares of capital stock sold                                              518,457
 Interest and dividends                                                     16,958
 Other                                                                      26,918
                                                                      ------------
 Total assets                                                          201,809,922

==================================================================================
 Liabilities

 Payables and other liabilities:
 Shares of capital stock redeemed                                        1,256,342
 Shareholder reports                                                        57,797
 Transfer and shareholder servicing agent fees                              44,378
 Distribution and service plan fees                                         39,453
 Directors' compensation                                                    28,435
 Other                                                                      24,884
                                                                      ------------
 Total liabilities                                                       1,451,289

==================================================================================
 Net Assets                                                           $200,358,633
                                                                      ============

==================================================================================
 Composition of Net Assets

 Par value of shares of capital stock                                 $        597
----------------------------------------------------------------------------------
 Additional paid-in capital                                            101,456,417
----------------------------------------------------------------------------------
 Accumulated net investment loss                                           (18,567)
----------------------------------------------------------------------------------
 Accumulated net realized gain on investment transactions               60,838,321
----------------------------------------------------------------------------------
 Net unrealized appreciation on investments                             38,081,865
                                                                      ------------
 Net Assets                                                           $200,358,633
                                                                      ============

==================================================================================
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets
 of $177,876,185 and 5,286,654 shares of capital stock outstanding)         $33.65
 Maximum offering price per share (net asset value plus sales charge
 of 5.75% of offering price)                                                $35.70
----------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net
 assets of $17,429,228 and 531,932 shares of capital stock outstanding      $32.77
----------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net
 assets of $5,053,220 and 154,083 shares of capital stock outstanding)      $32.80


See accompanying Notes to Financial Statements.


14 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

STATEMENT OF OPERATIONS  For the Year Ended October 31, 2000

==================================================================================
 Investment Income

 Dividends (net of foreign withholding taxes of $21,349)               $ 1,584,859
----------------------------------------------------------------------------------
 Interest                                                                  435,457
                                                                       -----------
 Total income                                                            2,020,316

==================================================================================
 Expenses

 Management fees                                                         2,021,375
----------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                   834,724
 Class B                                                                   157,215
 Class C                                                                    49,706
----------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                             240,166
----------------------------------------------------------------------------------
 Shareholder reports                                                        86,942
----------------------------------------------------------------------------------
 Legal, auditing and other professional fees                                74,385
----------------------------------------------------------------------------------
 Directors' compensation                                                    11,551
----------------------------------------------------------------------------------
 Custodian fees and expenses                                                 9,135
----------------------------------------------------------------------------------
 Other                                                                     135,144
                                                                       -----------
 Total expenses                                                          3,620,343
 Less expenses paid indirectly                                              (8,323)
                                                                       -----------
 Net expenses                                                            3,612,020

==================================================================================
 Net Investment Loss                                                    (1,591,704)

==================================================================================
 Realized and Unrealized Gain (Loss)

 Net realized gain on investments                                       73,682,091
----------------------------------------------------------------------------------
 Net change in unrealized depreciation on investments                  (35,270,230)
                                                                       -----------
 Net realized and unrealized gain                                       38,411,861

==================================================================================
 Net Increase in Net Assets Resulting from Operations                  $36,820,157
                                                                       ===========

See accompanying Notes to Financial Statements.


15 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

 Year Ended October 31,                                        2000           1999
==================================================================================
 Operations

 Net investment loss                                   $ (1,591,704)    $ (592,902)
----------------------------------------------------------------------------------
 Net realized gain (loss)                                73,682,091     40,777,725
----------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)   (35,270,230)   (17,928,558)
                                                       ---------------------------
 Net increase in net assets resulting from operations    36,820,157     22,256,265

==================================================================================
 Dividends and/or Distributions to Shareholders

 Dividends from net investment income:
 Class A                                                         --       (307,305)
----------------------------------------------------------------------------------
 Dividends in excess of net investment income:
 Class A                                                         --         (9,331)
----------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                (37,317,626)    (8,501,109)
 Class B                                                 (2,675,129)      (348,968)
 Class C                                                   (822,951)      (104,618)

==================================================================================
 Capital Stock Transactions

 Net increase (decrease) in net assets resulting from
 capital stock transactions:
 Class A                                                (42,874,623)   (50,247,046)
 Class B                                                  1,570,083      5,772,397
 Class C                                                    398,378      1,547,304

==================================================================================
 Net Assets

 Total decrease                                         (44,901,711)   (29,942,411)
----------------------------------------------------------------------------------
 Beginning of period                                    245,260,344    275,202,755
                                                       ---------------------------
 End of period (including accumulated net investment
 loss of $18,567 and $27,348, respectively)            $200,358,633   $245,260,344
                                                       ===========================


See accompanying Notes to Financial Statements.


16 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

FINANCIAL HIGHLIGHTS

                                                                                                   Year Ended     Year Ended
                                                                                                     Oct. 31,       Dec. 31,
 Class A                                                 2000            1999            1998         1997(1)           1996
============================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                  $33.66          $32.11          $41.63          $37.25         $33.65
----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                            (.25)           (.06)            .05             .44             --
 Net realized and unrealized gain                        6.08            2.70            4.28            3.93           6.91
 Provision/reduction for corporate income taxes
 on net realized long-term capital gain                    --              --              --             .01          (3.31)
                                                       ---------------------------------------------------------------------
 Total income from investment operations                 5.83            2.64            4.33            4.38           3.60
----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                      --            (.04)           (.13)             --             --
 Dividends in excess of net investment income              --              --(2)           --              --             --
 Distributions from net realized gain                   (5.84)          (1.05)         (13.72)             --             --
                                                       ---------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                        (5.84)          (1.09)         (13.85)             --             --
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $33.65          $33.66          $32.11          $41.63         $37.25
                                                       =====================================================================
 Market value, end of period                              N/A             N/A             N/A             N/A         $36.13
                                                       =====================================================================

============================================================================================================================
 Total Return, at Net Asset Value(3)                    20.63%           8.47%          13.28%          11.76%         20.46%(4)

============================================================================================================================
 Total Return, at Market Value(5)                         N/A             N/A             N/A             N/A          23.63%

============================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)            $177,876        $224,995        $262,669        $343,329       $879,934
----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                   $181,216        $256,450        $280,821        $434,401       $883,395
----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(6)
 Net investment income (loss)                           (0.73)%         (0.17)%          0.13%           1.28%(7)       2.82%
 Expenses                                                1.73%           1.71%           1.67%(8)        1.54%(7,8)     0.72%(8)
 Expenses, net of voluntary assumption
 and/or reimbursement                                     N/A            1.58%           1.29%           1.11%(7)        N/A
----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   77%             79%             30%             34%            74%

1. For the ten months ended October 31, 1997, for Class A shares (formerly Capital Shares). On February 28, 1997, OppenheimerFunds, Inc. became the investment advisor to the Fund and on March 3, 1997, the Fund was converted from a closed-end fund to an open-end fund, and Capital Shares were redesigned as Class A shares. The Fund changed its fiscal year-end from December 31 to October 31.
2. Less than $0.005 per share.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Prior to March 3, 1997, the Fund operated as a closed-end investment company and total return was calculated based on market value.
4. Total returns of Class A shares (formerly, the Capital Shares) at net asset value for periods prior to March 3, 1997, the date the Fund converted to an open-end fund, are not audited and have not been restated to reflect the fees and expenses (without giving effect to fee waivers) to which the Fund became subject on March 3, 1997. Had such a restatement been made the total return (unaudited) at net asset value for the year ended December 31, 1996, would have been 18.25%.
5. Change in market price assuming reinvestment of short-term capital gains distributions, if any, at payable date and federal taxes paid on long-term capital gains on year-end (both at market).
6. Annualized for periods of less than one full year.
7. Due to the change from the Fund's dual purpose structure and conversion from a closed-end to an open-end fund, the ratios for Class A shares are not necessarily comparable to those of prior periods.
8. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


17 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

FINANCIAL HIGHLIGHTS  Continued

 Class B      Year Ended October 31,                    2000           1999          1998       1997(1)
=======================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                 $33.07         $31.71        $41.41        $37.04
-------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                           (.34)          (.19)         (.06)          .01
 Net realized and unrealized gain                       5.88           2.60          4.15          4.36
                                                      -------------------------------------------------
 Total income from investment operations                5.54           2.41          4.09          4.37
-------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                     --             --          (.07)           --
 Dividends in excess of net investment income             --             --(2)         --            --
 Distributions from net realized gain                  (5.84)         (1.05)       (13.72)           --
                                                      -------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                       (5.84)         (1.05)       (13.79)           --
-------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $32.77         $33.07        $31.71        $41.41
                                                      =================================================

=======================================================================================================
 Total Return, at Net Asset Value(3)                   20.02%          7.83%        12.54%        11.80%

=======================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)            $17,429        $15,634        $9,562        $1,208
-------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                   $15,719        $14,112        $4,586        $  552
-------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income (loss)                          (1.26)%        (0.80)%       (0.57)%        0.07%
 Expenses                                               2.27%          2.27%         2.24%(5)      2.14%(5)
 Expenses, net of voluntary assumption
 and/or reimbursement                                     --           2.19%         2.01%         1.86%
-------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  77%            79%           30%           34%

1. For the period from March 3, 1997 (inception of offering of shares) to October 31, 1997.
2. Less than $0.005 per share.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


18 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

 Class C      Year Ended October 31,                    2000           1999          1998       1997(1)
=======================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                 $33.09         $31.73        $41.42        $37.04
-------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                           (.38)          (.17)         (.13)          .01
 Net realized and unrealized gain                       5.93           2.58          4.21          4.37
                                                      -------------------------------------------------
 Total income from investment operations                5.55           2.41          4.08          4.38
-------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                     --             --          (.05)           --
 Dividends in excess of net investment income             --             --(2)         --            --
 Distributions from net realized gain                  (5.84)         (1.05)       (13.72)           --
                                                      -------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                       (5.84)         (1.05)       (13.77)           --
-------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $32.80         $33.09        $31.73        $41.42
                                                      =================================================

=======================================================================================================
 Total Return, at Net Asset Value(3)                   20.05%          7.82%        12.49%        11.82%

=======================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)             $5,053         $4,632        $2,972          $773
-------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                    $4,969         $4,117        $1,582          $372
-------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income (loss)                          (1.25)%        (0.80)%       (0.58)%        0.06%
 Expenses                                               2.27%          2.26%         2.23%(5)      2.13%(5)
 Expenses, net of voluntary assumption
 and/or reimbursement                                     --           2.18%         2.01%         1.85%
-------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  77%            79%           30%           34%

1. For the period from March 3, 1997 (inception of offering of shares) to October 31, 1997.
2. Less than $0.005 per share.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


19 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. Significant Accounting Policies

Oppenheimer Quest Capital Value Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with OpCap Advisors.
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.


20 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

--------------------------------------------------------------------------------
Directors' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Directors. Benefits are based on years of service and fees paid to each director during the years of service. During the year ended October 31, 2000, a credit of $5,581 was made for the Fund's projected benefit obligations and payments of $3,200 were made to retired directors, resulting in an accumulated liability of $18,569 as of October 31, 2000.
     The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Directors in shares of one or more Oppenheimer funds selected by the director. The amount paid to the Board of Directors under the plan will be determined based upon the performance of the selected funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 2000, amounts have been reclassified to reflect an increase in paid-in capital of $11,194,006, a decrease in accumulated net investment loss of $1,600,485, and a decrease in accumulated net realized gain on investments of $12,794,491. This reclassification includes $11,241,306 distributed in connection with Fund share redemptions which increased paid-in capital and reduced accumulated net realized gain. Net assets of the Fund were unaffected by the reclassifications.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

21 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
1. Significant Accounting Policies Continued
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Capital Stock
The Fund has authorized one billion shares of $.0001 par value capital stock of each class. Transactions in shares of capital stock were as follows:

                             Year Ended October 31, 2000     Year Ended October 31, 1999
                                  Shares          Amount          Shares          Amount
----------------------------------------------------------------------------------------
 Class A
 Sold                            544,160    $ 16,741,974         894,668    $ 30,627,545
 Dividends and/or
 distributions reinvested        831,376      23,494,698         144,048       4,517,359
 Redeemed                     (2,773,781)    (83,111,295)     (2,534,704)    (85,391,950)
                              ----------------------------------------------------------
 Net decrease                 (1,398,245)   $(42,874,623)     (1,495,988)   $(50,247,046)
                              ==========================================================
----------------------------------------------------------------------------------------
 Class B
 Sold                            182,060    $  5,394,490         261,960    $  8,822,662
 Dividends and/or
 distributions reinvested         93,859       2,595,206          10,930         338,535
 Redeemed                       (216,700)     (6,419,613)       (101,752)     (3,388,800)
                              ----------------------------------------------------------
 Net increase                     59,219    $  1,570,083         171,138    $  5,772,397
                              ==========================================================
----------------------------------------------------------------------------------------
 Class C
 Sold                            115,356    $  3,420,814          91,282    $  3,067,730
 Dividends and/or
 distributions reinvested         27,874         771,286           3,016          93,518
 Redeemed                       (129,103)     (3,793,722)        (48,008)     (1,613,944)
                              ----------------------------------------------------------
 Net increase                     14,127    $    398,378          46,290    $  1,547,304
                              ==========================================================


22 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

================================================================================
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2000, were $153,972,357 and $235,207,895, respectively.

As of October 31, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $163,141,064 was:

 Gross unrealized appreciation    $42,312,524
 Gross unrealized depreciation     (4,230,659)
                                  -----------
 Net unrealized appreciation      $38,081,865
                                  ===========

================================================================================
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.00% of the first $400 million of average annual net assets of the Fund, 0.90% of the next $400 million, and 0.85% of average annual net assets in excess of $800 million. The Fund's management fee for the year ended October 31, 2000, was an annualized rate of 1.00%, before any waiver by the Manager if applicable.
--------------------------------------------------------------------------------
Sub-Advisor Fees. The Manager pays OpCap Advisors (the Sub-Advisor) based on the fee schedule set forth in the Prospectus. For the year ended October 31, 2000, the Manager paid $824,752 to the Sub-Advisor.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. The Fund pays OFS an annual maintenance fee for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.


23 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
4. Fees and Other Transactions with Affiliates Continued
The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                       Aggregate        Class A     Commissions    Commissions    Commissions
                       Front-End      Front-End      on Class A     on Class B     on Class C
                   Sales Charges  Sales Charges          Shares         Shares         Shares
                      on Class A    Retained by     Advanced by    Advanced by    Advanced by
 Year Ended               Shares    Distributor  Distributor(1) Distributor(1) Distributor(1)
---------------------------------------------------------------------------------------------
 October 31, 2000       $136,807        $27,299         $45,102       $118,961        $11,058

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                              Class A                  Class B                 Class C
                  Contingent Deferred      Contingent Deferred     Contingent Deferred
                        Sales Charges            Sales Charges           Sales Charges
 Year Ended   Retained by Distributor  Retained by Distributor Retained by Distributor
--------------------------------------------------------------------------------------
 October 31, 2000              $1,045                  $57,187                  $2,015

     The Fund has adopted Distribution and Service Plans for Class A, Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
Class A Distribution and Service Plan Fees. Under the plan the Fund pays an asset-based sales charge to the Distributor at an annual rate of 0.20% of average annual net assets of Class A shares of the Fund (the Board of Directors can set this rate up to 0.25%). Effective January 1, 2000, the asset-based sales charge rate for Class A shares has been voluntarily reduced from 0.25% to 0.20% of average annual net assets representing Class A shares. The Fund also pays a service fee to the Distributor of 0.25% of the average annual net assets of Class A shares. The Distributor currently uses the fees it receives from the Fund to pay brokers, dealers, banks and other financial institutions. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended October 31, 2000, payments under the Class A Plan totaled $834,724, all of which was paid by the Distributor to recipients. That included $5,569 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.


24 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended October 31, 2000, were as follows:

                                                      Distributor's     Distributor's
                                                          Aggregate      Unreimbursed
                                                       Unreimbursed     Expenses as %
                   Total Payments    Amount Retained       Expenses     of Net Assets
                       Under Plan     by Distributor     Under Plan          of Class
--------------------------------------------------------------------------------------
 Class B Plan            $157,215           $130,196       $513,822              2.95%
 Class C Plan              49,706             16,025         59,165              1.17

================================================================================
5. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
     The Fund had no borrowings outstanding during the year ended or at October 31, 2000.


25 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

INDEPENDENT AUDITORS' REPORT

================================================================================
The Board of Directors and Shareholders of
Oppenheimer Quest Capital Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Quest Capital Value Fund, Inc. as of October 31, 2000, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1999, and the financial highlights for each of the years in the two-year period ended October 31, 1999, the ten-month period ended October 31, 1997, and the year ended December 31, 1996, were audited by other auditors whose report dated November 19, 1999, expressed an unqualified opinion on this information.
     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Quest Capital Value Fund, Inc., as of October 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Denver, Colorado
November 21, 2000


26 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

FEDERAL INCOME TAX INFORMATION  Unaudited

================================================================================
In early 2001 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Distributions of $5.8397 per share were paid to Class A, Class B, and Class C shareholders on December 10, 1999, all of which was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
     Dividends paid by the Fund during the fiscal year ended October 31, 2000, which are not designated as capital gain distributions should be multiplied by 4.76% to arrive at the net amount eligible for the corporate dividend-received deduction.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


27 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

====================================================================================================
Officers and Directors        Bridget A. Macaskill, Chairman of the Board of Directors and President
                              Paul Y. Clinton, Director
                              Thomas W. Courtney, Director
                              Robert G. Galli, Director
                              Lacy B. Herrmann, Director
                              George Loft, Director
                              O. Leonard Darling, Vice President
                              Andrew J. Donohue, Secretary
                              Brian W. Wixted, Treasurer
                              Robert J. Bishop, Assistant Treasurer
                              Scott T. Farrar, Assistant Treasurer
                              Robert G. Zack, Assistant Secretary

====================================================================================================
 Investment Advisor           OppenheimerFunds, Inc.

====================================================================================================
 Sub-Advisor                  OpCap Advisors

====================================================================================================
 Distributor                  OppenheimerFunds Distributor, Inc.

====================================================================================================
 Transfer and Shareholder     OppenheimerFunds Services
 Servicing Agent

====================================================================================================
 Custodian of                 Citibank, N.A.
 Portfolio Securities

====================================================================================================
 Independent Auditors         KPMG LLP

====================================================================================================
 Legal Counsel                Mayer, Brown & Platt

                              For more complete information about Oppenheimer Quest Capital Value
                              Fund, Inc., please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds Distributor, Inc. at
                              1.800.525.7048, or visit the OppenheimerFunds Internet website at
                              www.oppenheimerfunds.com.

                              Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

                              Oppenheimer funds are distributed by OppenheimerFunds Distributor,
                              Inc., Two World Trade Center, New York, NY 10048-0203.

                              (C)Copyright 2000 OppenheimerFunds, Inc. All rights reserved.


28 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.


Internet
24-hr access to account information and transactions(1)
www.oppenheimerfunds.com
--------------------------------------------------------------
General Information
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------
Telephone Transactions
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------------
PhoneLink
24-hr automated information and automated transactions
1.800.533.3310
--------------------------------------------------------------
Telecommunications Device for the Deaf (TDD)
Mon-Fri 9am-6:30pm ET
1.800.843.4461
--------------------------------------------------------------
OppenheimerFunds Market Hotline
24 hours a day, timely and insightful messages on the
economy and issues that may affect your investments
1.800.835.3104
--------------------------------------------------------------
Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------
Ticker Symbol   Class A: QCVAX   Class B: QCVBX   Class C: N/A

1. At times this website may be inaccessible or its transaction feature may be unavailable.


                                                      [logo] OppenheimerFunds(R)
                                                               Distributor, Inc.
RA0835.001.1000   December 30, 2000